SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  February 25, 1997

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                             04-3208648
(Commission File Number)          (IRS Employer Identification No. )


c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts              02108-4406
	(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

		None
 (Former name or former address, if changed since last report)





Item 5.  Other Events

	On February 25, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 26 thereof (the "Partnership") completed various agreements relating to Bradley Phase I Limited Partnership, a Connecticut limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated February 25, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is currently renovating an apartment complex located at 435 Bradley Avenue in Meriden, Connecticut, which is known as Bradley Estates Phase I (the "Apartment Complex"). The Apartment Complex will consist of thirty-six (36) 1-bedroom apartment units, thirty (30) 2-bedroom apartment units and eight (8) 3-bedroom apartment units, for a total of forty-six (74) apartment units. Renovation of the Apartment Complex is expected to be substantially completed by December, 1997 and the Apartment Complex is expected to achieve 100% occupancy by July, 1998.

	The Operating Partnership acquired the Apartment Complex from Bradley Estates Limited Partnership, a Connecticut limited partnership (the "Seller") in connection with a Chapter 11 bankruptcy proceeding involving Carabetta Enterprises, Inc., a Connecticut corporation ("Carabetta Enterprises"), the general partner of the Seller and Joseph F. Carabetta. The sale of the Apartment Complex was approved pursuant to a consent order issued by the United States Bankruptcy Court, District of Connecticut, Bridgeport Division. Carabetta Management, Inc., a subsidiary of Carabetta Enterprises, will continue to serve as the Management Agent for the Apartment Complex and Meriden Housing Preservation Limited Partnership, the Class A Limited Partner of the Operating Partnership, will be comprised of employees of Carabetta Enterprises and/or relatives of Mr. Carabetta. The General Partner does not believe that the ongoing bankruptcy proceeding involving Carabetta Enterprises and Mr. Carabetta will have any impact on the Operating Partnership or the Apartment Complex.

	Financing for the Apartment Complex will consist of three components, each of which will be provided by the Connecticut Housing Finance Authority ("CHFA"). The concurrent first mortgage provided by CHFA in the aggregate amount of $2,635,000 will have a portion ($1,430,000) which bears interest at 6.75% over a 7-year term and the remaining portion ($1,205,000) which bears interest at 7.50% over a 30-year term. The final component of the CHFA financing is a second mortgage (preservation loan) in the amount of $353,696 which accrues interest for 30 years at a rate of 6% per annum over a 60-year term.

	100% of the apartment units (74 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

	The General Partner of the Operating Partnership is Bradley Phase I of Massachusetts LLC, a Connecticut limited liability company (the "General Partner") whose sole members are First Atlantic Housing, Inc., a Massachusetts corporation ("FAHI"), BCP Connecticut Limited Partnership, a Massachusetts limited partnership ("BCP") and American Housing Preservation Corporation, a Maine corporation ("AHPC"). FAHI, the Manager of the General Partner, is wholly-owned by Christopher W. Collins, who serves as its President and Director. Mr. Collins has extensive experience in developing and financing affordable housing projects. He is an Executive Vice President and principal of Boston Capital Partners, Inc. ("Boston Capital"), an affiliate of the Partnership. Mr. Collins is also the general partner of BCP and other employees of Boston Capital serve as the limited partners of BCP. AHPC is controlled by Michael Liberty who acts as its President and Director. Mr. Liberty is the founder of The Liberty Group which includes a diversified core of companies engaged in a wide range of real estate activities, including Equity Builders, Inc. which serves as the Contractor for the Apartment Complex.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $671,336, which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

	1.	$550,000 (the "First Installment") on the latest of (i) Initial
Closing or (ii) Admission Date;

	2.	$61,000 (the "Second Installment") on the latest to occur of (i)
Cost Certification, (ii) Initial 100% Occupancy Date, (iii) receipt of an updated title insurance policy satisfactory to the Special Limited Partner, (iv) Rental Achievement, (v) confirmation by Boston Capital that outstanding due diligence items have been completed by the General Partner to the reasonable satisfaction of Boston Capital, if any, (v) receipt of a payoff letter from the Contractor stating that all expenses payable to the Contractor have been paid in full and that the Operating Partnership is not in violation of the Construction Contract, (vi) receipt of a valid and recorded Extended Use Commitment and receipt of a subordination agreement subordinating the Mortgage Loans to the Extended Use Commitment, or (vii) satisfaction of all of the conditions to the payment of the First Installment;

	3.	$50,000 (the "Third Installment") on the latest to occur of (i)
Final Closing, (ii) State Designation, (iii) Rental Achievement, or (iv) satisfaction of all of the conditions to the payment of the First and Second Installments; and

	4.	$10,336 (the "Fourth Installment") on the later to occur of (i)
the receipt by the Partnership of the Operating Partnership's federal tax return and an audited financial statement for the fiscal year in which the Rental Achievement occurs or (ii) satisfaction of all conditions to the payment of the First, Second and Third Installments.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,059,549 of Tax Credits during the 10-year period commencing in 1998 of which 99% ($1,048,954) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:


                                  Normal    Capital        Cash
                                 Operations Transactions   Flow

General Partner                     1%       65.1         70.1%

Partnership                      98.99%     24.99%        19.99%

Special Limited Partnership       0.01%     0.01%         0.01%

Class A Limited Partner             0%      9.9%          9.9%


	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital, or an affiliate thereof, will receive an annual Asset Management Fee of $3,700 commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article XI of the Operating Partnership Agreement; provided, however, that if in any fiscal year, Cash Flow is insufficient to pay all or any portion of the Asset Management Fee), the General Partner shall make a Subordinated Loan in the amount not to exceed the lesser of $1,000 per annum or that amount necessary to pay the unpaid portion of such fee. Any unpaid portion of such Asset Management Fee shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

	The Operating Partnership shall pay to the General Partner a non-cumulative fee (the "Incentive Management Fee") commencing in 1997 for their services in connection with the administration of the day to day business of the Operating Partnership in an annual amount equal to $3,700 per annum. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be paid in the manner and priority set forth in Article XI of the Operating Partnership Agreement.

	The Operating Partnership will pay a Development Fee of $241,999 to the Developer for its service in connection with the acquisition, rehabilitation and development of the Apartment Complex. The Development Fee will be payable $102,969 upon receipt by the Operating Partnership of the First Installment, $61,000 upon receipt by the Operating Partnership of the Second Installment, $40,000 upon receipt by the Operating Partnership of the Third Installment, $10,336 upon receipt by the Operating Partnership of the Fourth Installment, and the balance of $27,694 will be paid as a Deferred Development Fee in accordance with the provisions of Article XI of the Operating Partnership Agreement, but in no event later than December 31, 2007.



Item 7.  Exhibits.

(c)           Exhibits.	                                       Page

(1)   (a)1    Form of Dealer-Manager Agreement between Boston
              Capital Services, Inc. and the Registrant
              (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)    (a)    Amended and Restated Agreement of Limited
              Partnership of Bradley Phase I Limited
              Partnership

(2)    (b)    Certification and Agreement relating to Bradley
              Phase I Limited Partnership

(4)   (a)2	   Agreement of Limited Partnership of the
              Partnership

(16)          None

(17)          None

(21)          None

(24)          None

(25)          None

(28)          None

_______________

1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  July 15, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:	Boston Capital Associates IV L.P.,
	its General Partner


	By:	C&M Associates, d/b/a Boston
		Capital Associates, its
	General Partner


	By:	__/s/ Herbert F. Collins______
	Herbert F. Collins, Partner
BOS2: 73785_1